SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-50318)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 100          [X]
and
REGISTRATION STATEMENT (No. 811-2460)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 100 [X]
Fidelity Union Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X ) on (December 20, 1997) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
          (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
SPARTAN MARYLAND MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................   Cover Page

2a....................................    Expenses

   b, c...............................    Contents; The Fund at a Glance; Who May Want to
                                          Invest

3a....................................    Financial Highlights

   b...................................   *

   c, d.............................      Performance

4a   i..............................      Charter

      ii...............................   The Fund at a Glance; Investment Principles and
                                          Risks

   b...................................   Investment  Principles and Risks

   c...................................   Who May Want to Invest; Investment Principles and
                                          Risks

5a....................................    Charter

   b   i..............................    Cover Page; The Fund at a Glance; Charter; Doing
                                          Business with Fidelity

       ii..............................   Charter

      iii.............................    Expenses; Breakdown of Expenses

  c................................       Charter

  d....................................   Charter; Breakdown of Expenses

  e....................................   Cover Page; Charter

  f....................................   Expenses

 g   i..............................      Charter

     ii...............................    *

5A..................................      Performance

6a i.................................     Charter

     ii................................   How to Buy Shares; How to Sell Shares; Transaction
                                          Details; Exchange Restrictions

    iii................................   Charter

    b..................................   *

    c..................................   Transaction Details; Exchange Restrictions

    d..................................   *

    e..................................   Doing Business with Fidelity; How to Buy Shares;
                                          How to Sell Shares; Investor Services

    f, g..............................    Dividends, Capital Gains, and Taxes

7  a..................................    Cover Page; Charter

    b.................................    Expenses; How to Buy Shares; Transaction Details

    c..................................   Sales Charge Reductions and Waivers

    d..................................   How to Buy Shares

    e..................................   *

    f................................     *

8......................................   How to Sell Shares; Investor Services; Transaction
                                          Details; Exchange Restrictions

9......................................   *


*  Not Applicable
SPARTAN MARYLAND MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,  11.............................      Cover Page

12....................................    Description of the Trust

13a - c............................       Investment Policies and Limitations

    d..................................   Portfolio Transactions

14a - c............................       Trustees and Officers

15a,b..........................           *

     c..............................      Trustees and Officers

16a i................................     FMR, Portfolio Transactions

       ii..............................   Trustees and Officers

      iii..............................   Management Contract

     b.................................   Management Contract

     c, d.............................    Contracts with FMR Affiliates

     e - g...........................     *

     h.................................   Description of the Trust

     i.................................   Contracts with FMR Affiliates

17a .-d...........................        Portfolio Transactions

     e..............................      *

18a..................................     Description of the Trust

     b.................................   *

19a..................................     Additional Purchase and Redemption Information

     b................................    Additional Purchase and Redemption Information;
                                          Valuation of Portfolio Securities

     c.................................   *

20....................................    Distributions and Taxes

21a,  b............................       Contracts with FMR Affiliates

     c.................................   *

22A ...............................       *

22B.................................      Performance

23....................................    Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   December 20, 1997    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
   LIKE ALL MUTUAL FUNDS, THESE
   SECURITIES HAVE NOT BEEN APPROVED
   OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION, NOR HAS
   THE SECURITIES AND EXCHANGE
   COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS
   PROSPECTUS. ANY REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.
   SMD-pro-

   1297
   (fund number 429, trading symbol SMDMX)
Spartan Maryland Municipal Income seeks a high level of current income free from federal income tax and Maryland state and county income taxes by investing in municipal securities.
SPARTAN(REGISTERED TRADEMARK)
MARYLAND
MUNICIPAL INCOME
FUND
PROSPECTUS
   DECEMBER 20, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109



CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly operating
                           expenses.

                           FINANCIAL HIGHLIGHTS A summary of the
                           fund's financial data.

                           PERFORMANCE How the fund has done
                           over time.

THE FUND IN DETAIL         CHARTER How the fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS The
                           fund's overall approach to investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and what
                           they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different ways to
                           set up your account.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money out
                           and closing your account.

                           INVESTOR SERVICES Services to help you
                           manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of purchases and redemptions.

                           EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: High current tax-free income for Maryland residents. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Normally invests in investment-grade municipal securities whose interest is free from federal income tax and Maryland state and
county income taxes.    Managed to generally react to changes in
interest rates similarly to municipal bonds with maturities between eight and 18 years.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
SIZE: As of August 31, 1997, the fund had over $   40     million in
assets.
WHO MAY WANT TO        INVEST
This non-diversified fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Maryland state and county income taxes.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SPARTAN MARYLAND
MUNICIPAL INCOME IS IN THE
INCOME CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY
IN STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases                 None
and reinvested distributions

Deferred sales charge on redemptions      None

Redemption fee (Short-term trading fee)   0.50%
on shares held less than 180 days
(as a % of amount redeemed)

Annual account maintenance fee            $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. FMR is responsible for the payment of all other fund expenses with certain limited exceptions. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of
Expenses"   ,     page ).
The following figures are based on historical expenses, and are calculated as a percentage of average net assets. FMR has entered into
   an     arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances are
used to reduce fund expenses. Including th   is     reduction, the
total operating expenses presented in the table would have been
   0.54    %.
Management fee                  .55%

12b-1 fee                       None

Other expenses                     .00    %

Total fund operating expenses      .55    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   1 year                      $ 6

   3 years                     $ 18

   5 years                     $ 31

   10 years                    $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THE MANAGEMENT FEE IS PAID
FROM THE FUND'S ASSETS, AND ITS
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. OTHER EXPENSES ARE
PAID BY FMR OUT OF THE FUND'S
MANAGEMENT FEE. ALSO, AS AN
INVESTOR, YOU MAY PAY CERTAIN
EXPENSES DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
   SELECTED PER-SHARE DATA



   1.Years ended August 31           1997              1996              1995              1994E             1993D

   2.Net asset value, beginning
of period                            $ 9.850           $ 9.840           $ 9.640           $ 10.350          $ 10.000

   3.Income from Investment
Operations                            .466              .488              .541              .543              .194
    Net interest income

   4. Net realized and unrealized
gain (loss)                           .323              .009              .198              (.697)            .348

   5. Total from investment
operations                            .789              .497              .739              (.154)            .542

   6.Less Distributions               (.466)            (.488)            (.541)            (.543)            (.194)
    From net interest income

   7. From net realized gain          (.003)            --                --                --                --

   8. In excess of net realized
gain                                  --                --                --                (.020)            --

   9. Total distributions             (.469)            (.488)            (.541)            (.563)            (.194)

   10. Redemption fees added to
paid in capital                       .000              .001              .002              .007              .002

   11.Net asset value, end of
period                               $ 10.170          $ 9.850           $ 9.840           $ 9.640           $ 10.350

   12.Total returnB,C                 8.17%             5.12%             8.07%             (1.46)%           5.49%

   13.RATIOS AND SUPPLEMENTAL DATA

   14.Net assets, end of period
(000 omitted)                        $ 40,231          $ 45,359          $ 43,489          $ 41,464          $ 28,941

   15.Ratio of expenses to average
net assets                            .55%              .40%F             .15%F             .03%F             .00%,F

   16.Ratio of expenses to average
net assets after                      .54%G             .39%G             .15%              .03%              .00%
   expense reductions

   17.Ratio of net interest income
to average net                        4.65%             4.91%             5.71%             5.45%             5.46%A
   assets

   18.Portfolio turnover rate         41%               74%               72%               64%               29%A


   A ANNUALIZED
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   D FROM APRIL 22, 1993 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
1993.
   E EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
The fund's fiscal year runs from September 1 through August 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. Data for the comparative index is available only from June 30, 1993 to the present. The chart on page presents
calendar year performance   .
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended                      Past 1   Life of
August 31, 1997                           year     fundA

Spartan Maryland                           8.17%    5.77%   B
Municipal Income

Lehman Bros. MD 4+ Yr. Muni. Bond Index    9.07%   n/a

Lipper MD Muni. Debt                       8.26%   n/a
Funds Average

CUMULATIVE TOTAL RETURNS
Fiscal periods ended                             Past 1   Life of
August 31, 1997                                  year     fundA

Spartan Maryland                                  8.17%    27.74%   B
Municipal Income

Lehman Bros. MD 4+ Yr. Muni   .     Bond Index    9.07%   n/a

Lipper MD Muni   .     Debt                       8.26%   n/a
Funds Average

A FROM APRIL 22, 1993 (COMMENCEMENT OF OPERATIONS)
   B IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE PERIODS, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a recent
period. 30-day yields are
usually used for bond funds.
Yields change daily, reflecting
changes in interest rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions and
any change in a fund's share
price.
(checkmark)
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS MARYLAND 4 PLUS YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for Maryland investment-grade municipal bonds with maturities of at least four years.
Unlike    the f    und's returns, the total returns of the comparative
index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
 THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Maryland Municipal Debt Funds Average. As of August 31, 1997 the average reflected the performance of 35 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years        1994 1995    1996
SPARTAN MARYLAND MUNICIPAL INCOME              -7.51% 17.80% 3.87%
Lipper Maryland Municipal Debt Funds Average       -6.94% 16.76% 3.22%
Consumer Price Index        2.67% 2.54% 3.32%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: -7.51
Row: 9, Col: 1, Value: 17.8
Row: 10, Col: 1, Value: 3.87
(LARGE SOLID BOX) Spartan Maryland
Municipal Income
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
SPARTAN MARYLAND MUNICIPAL INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
David Murphy is Vice President and manager of Spartan Maryland Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Mr. Murphy joined Fidelity as a portfolio manager in 1989.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is the fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for the fund.
   FIDELITY FACTS
   Fidelity offers the broadest

   selection of mutual funds

   in the world.
   (solid bullet) Number of Fidelity mutual
   funds: over 228
   (solid bullet) Assets in Fidelity mutual
   funds: over $510 billion
   (solid bullet) Number of shareholder
   accounts: over 33 million
   (solid bullet) Number of investment
   analysts and portfolio
   managers: over 275
(checkmark)
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
       BOND FUNDS IN GENERAL.    The yield and share price of a bond
fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond    prices rise when interest
rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is af   fected by the credit quality
of its issuer. Changes in the financial condi    tion of an i   ssuer,
changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
       MUNICIPAL MARKET RISK.    Municipal securities are backed by
the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
       FIDELITY'S APPROACH TO BOND FUNDS.    The total return from a
bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
   FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any
short-term trading opportuni    ties resulting from market
inefficiencies.
   In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
       THE FUND    seeks high current income that is free from federal
income tax and the Maryland state and county income taxes by investing in investment-grade municipal securities under normal conditions.
   Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of August 31, 1997, the fund's dollar-weighted average maturity was approximately 11.1 years.
   The fund normally invests in municipal securities. FMR normally invests at least 65% of the fund's total assets in state municipal securities and normally invests so that at least 80% of the fund's income is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
   The fund's performance is affected by the economic and political conditions within the state of Maryland. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a political subdivision within the state. Maryland's rate of economic growth has been slower in the 1990's than it had been during the 1980's. State revenues in the beginning of this decade were less than expected and, because Maryland's constitution requires a balanced budget, expenditures were cut. More recently, revenues have increased and spending cuts have not been necessary.
   FMR may use various techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. The fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
       DEBT SECURITIES.    Bonds and other debt instruments are used
by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
   Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
   In addition, bond prices are also affected by the credit quality of
the issuer    . Investment-grade debt securities are medium- and
high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: The fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality.
CREDIT AND    LIQUIDITY     SUPPORT. Issuers may employ various forms
of credit    and liquidity     enhancement, including letters of
credit, guarantees,    puts and demand features, and insurance,
provided by foreign or domestic entities such as banks and other
financial institutions    . These arrangements expose the fund to the
credit risk of the entity    providing the credit or liquidity
support. Changes in the credit quality of the provider could affect the value of the security and the fund's share price. In addition,
in the case of foreign p   roviders of credit or liquidity
support,     extensive public information about the provider may not
be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
   MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the
state of Maryland or its counties    (including the City of
Baltimore),     municipalities, authorities, or other subdivisions.
The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other    municipal     securities    free from Maryland taxation
include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives. ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by
municipalities.    The value of these     securities    depends on
many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these
securities     may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, the fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND    FORWARD PURCHASE OR SALE TRANSACTIONS     are
trading practices in which payment and delivery for the
   security     take place at a    later     date    than is customary
for that type of security.     The market value of the security could
change during this period.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to
U.S. Government securities or    to securities of other     investment
companies. The fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income exempt from federal income tax and Maryland state and county income taxes.
Under normal conditions, the fund will invest so that at least 80% of its income is exempt from federal income tax.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
   The fund's management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of the fund with limited exceptions. The fund's annual management fee rate is 0.55% of its average net assets.
   UMB is the transfer and service agent for the fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the fund. These services include processing shareholder transactions, valuing the fund's investments, and calculating the fund's share price and dividends. FMR, not the fund, pays for these services.
   The fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
The fund has adopted a    DISTRIBUTION AND SERVICE PLAN.     This plan
recognizes that FMR may use its    management fee revenues, as well as
its past profits or its     resources from any    other source, to pay
FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has not authorized such payments.

The fund's portfolio turnover rate for the fiscal year ended August
31, 1997 was    41    %. This rate varies from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
   THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset
value per share (NAV).     The fund's shares are sold without a sales
charge.
   Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.



                TO OPEN AN                                            TO ADD TO AN
                ACCOUNT                                               ACCOUNT

PHONE
1-800-544-7777
(PHONE_GRAPHIC) (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER            (SMALL SOLID BULLET) EXCHANGE FROM
                FIDELITY FUND ACCOUNT                                 ANOTHER FIDELITY
                WITH THE SAME                                         FUND ACCOUNT WITH
                REGISTRATION, INCLUDING                               THE SAME
                NAME, ADDRESS, AND                                    REGISTRATION,
                TAXPAYER ID NUMBER.                                   INCLUDING NAME,
                                                                      ADDRESS, AND
                                                                      TAXPAYER ID
                                                                      NUMBER.
                                                                     (SMALL SOLID BULLET) USE FIDELITY MONEY
                                                                      LINE TO TRANSFER
                                                                      FROM YOUR BANK
                                                                      ACCOUNT. CALL BEFORE
                                                                      YOUR FIRST USE TO
                                                                      VERIFY THAT THIS
                                                                      SERVICE IS IN PLACE
                                                                      ON YOUR ACCOUNT.
                                                                      MAXIMUM MONEY
                                                                      LINE: UP TO
                                                                      $100,000.

MAIL
(MAIL_GRAPHIC)     (SMALL SOLID BULLET) COMPLETE AND SIGN THE            (SMALL SOLID BULLET) MAKE YOUR CHECK
                   APPLICATION. MAKE YOUR                                PAYABLE TO THE
                   CHECK PAYABLE TO THE                                  COMPLETE NAME OF
                   COMPLETE NAME OF THE                                  THE FUND. INDICATE
                   FUND. MAIL TO THE                                     YOUR FUND ACCOUNT
                   ADDRESS INDICATED ON                                  NUMBER ON YOUR
                   THE APPLICATION.                                      CHECK AND MAIL TO
                                                                         THE ADDRESS PRINTED
                                                                         ON YOUR ACCOUNT
                                                                         STATEMENT.
                                                                         (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                         1-800-544-6666 FOR
                                                                         INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC)     (SMALL SOLID BULLET) BRING YOUR APPLICATION           (SMALL SOLID BULLET) BRING YOUR CHECK TO
                   AND CHECK                                             A FIDELITY INVESTOR
                   TO A FIDELITY INVESTOR                                CENTER. CALL
                   CENTER. CALL                                          1-800-544-9797 FOR
                   1-800-544-9797 FOR                                    THE CENTER NEAREST
                   THE CENTER NEAREST                                    YOU.
                   YOU.

WIRE
(WIRE_GRAPHIC)     (SMALL SOLID BULLET) CALL 1-800-544-7777              (SMALL SOLID BULLET) WIRE TO:
                   TO SET UP YOUR ACCOUNT                                BANKERS TRUST
                   AND TO ARRANGE A WIRE                                 COMPANY,
                   TRANSACTION.                                          BANK ROUTING
                   (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS             #021001033,
                   TO:                                                  ACCOUNT
                   BANKERS TRUST                                         #00163053.
                   COMPANY,                                             SPECIFY THE COMPLETE
                   BANK ROUTING                                          NAME OF THE FUND
                   #021001033,                                          AND INCLUDE YOUR
                   ACCOUNT #00163053.                                   ACCOUNT NUMBER AND
                   SPECIFY THE COMPLETE                                  YOUR NAME.
                   NAME OF THE FUND AND
                   INCLUDE YOUR NEW
                   ACCOUNT NUMBER AND
                   YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_
GRAPHIC)           (SMALL SOLID BULLET) NOT AVAILABLE.                   (SMALL SOLID BULLET) USE FIDELITY
                                                                         AUTOMATIC ACCOUNT
                                                                        BUILDER. SIGN UP FOR
                                                                        THIS SERVICE WHEN
                                                                        OPENING YOUR
                                                                        ACCOUNT, OR CALL
                                                                         1-800-544-6666
                                                                         TO ADD IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
   You can arrange     to take money out of    your fun    d account
at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV minus the short-term trading fee, if applicable. If you sell shares of the fund
after hold    ing them less than    180     days, the fund will deduct
a short-term trading fee equal to    0.50    % of the value of those
shares.
   Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS

IF YOU SELL SHARES OF THE FUND AFTER HOLDING THEM LESS THAN
180 DAYS, THE FUND WILL DEDUCT A SHORT-TERM TRADING FEE
EQUAL TO 0.50% OF THE VALUE OF THOSE SHARES.


PHONE 1-800-544-777 (PHONE_GRAPHIC)              ALL ACCOUNT    (SMALL SOLID BULLET) MAXIMUM CHECK
                                                 TYPES          REQUEST: $100,000.
                                                                (SMALL SOLID BULLET) FOR MONEY LINE
                                                                TRANSFERS TO YOUR
                                                                BANK ACCOUNT;
                                                                MINIMUM: $10;
                                                                MAXIMUM: UP TO
                                                                $100,000.
                                                                (SMALL SOLID BULLET) YOU MAY EXCHANGE
                                                                TO OTHER FIDELITY
                                                                FUNDS IF BOTH
                                                                ACCOUNTS ARE
                                                                REGISTERED WITH THE
                                                                SAME NAME(S),
                                                                ADDRESS, AND
                                                                TAXPAYER ID NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL,    (SMALL SOLID BULLET) THE LETTER OF
                                                 JOINT          INSTRUCTION MUST BE
                                                 TENANT,        SIGNED BY ALL PERSONS
                                                 SOLE PROPRI    REQUIRED TO SIGN FOR
                                                 ETORSHIP,      TRANSACTIONS, EXACTLY
                                                 UGMA, UT       AS THEIR NAMES APPEAR
                                                 MA             ON THE ACCOUNT.
                                                 TRUST          (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN
                                                                THE LETTER INDICATING
                                                                CAPACITY AS TRUSTEE. IF
                                                                THE TRUSTEE'S NAME IS
                                                 BUSINESS OR    NOT IN THE ACCOUNT
                                                 ORGANIZATIO    REGISTRATION, PROVIDE A
                                                 N              COPY OF THE TRUST
                                                                DOCUMENT CERTIFIED
                                                                WITHIN THE LAST 60
                                                                DAYS.
                                                                (SMALL SOLID BULLET) AT LEAST ONE PERSON
                                                 EXECUTOR,      AUTHORIZED BY
                                                 ADMINISTRAT    CORPORATE RESOLUTION
                                                 OR,            TO ACT ON THE ACCOUNT
                                                 CONSERVATOR    MUST SIGN THE LETTER.
                                                 , GUARDIAN     (SMALL SOLID BULLET) INCLUDE A CORPORATE
                                                                RESOLUTION WITH
                                                                CORPORATE SEAL OR A
                                                                SIGNATURE GUARANTEE.
                                                                (SMALL SOLID BULLET) CALL
                                                                1-800-544-6666 FOR
                                                                INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR
                                                 TYPES          THE WIRE FEATURE
                                                                BEFORE USING IT. TO
                                                                VERIFY THAT IT IS IN
                                                                PLACE, CALL
                                                                1-800-544-6666.
                                                                MINIMUM WIRE:
                                                                $5,000.
                                                                (SMALL SOLID BULLET) YOUR WIRE REDEMPTION
                                                                REQUEST MUST BE
                                                                RECEIVED    IN PROPER
                                                                   FORM     BY FIDELITY
                                                                BEFORE 4:00 P.M.
                                                                EASTERN TIME FOR
                                                                MONEY TO BE WIRED
                                                                ON THE NEXT BUSINESS
                                                                DAY.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or
revoked, see page        .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM   FREQUENCY              SETTING UP OR
$500      MONTHLY OR QUARTERLY   CHANGING
                                 (SMALL SOLID BULLET) FOR A NEW ACCOUNT,
                                 COMPLETE THE
                                 APPROPRIATE SECTION ON
                                 THE FUND APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS,
                                 CALL 1-800-544-6666
                                 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT
                                 OR FREQUENCY OF YOUR
                                 INVESTMENT, CALL
                                 1-800-544-6666 AT
                                 LEAST THREE BUSINESS
                                 DAYS PRIOR TO YOUR
                                 NEXT SCHEDULED
                                 INVESTMENT DATE.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM   FREQUENCY          SETTING UP OR
$500      EVERY PAY PERIOD   CHANGING
                             (SMALL SOLID BULLET) CHECK THE APPROPRIATE
                             BOX ON THE FUND
                             APPLICATION, OR CALL
                             1-800-544-6666 FOR
                             AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A
                             NEW AUTHORIZATION
                             FORM.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM   FREQUENCY                SETTING UP OR
$500      Monthly, bimonthly,      CHANGING
          quarterly, or annually   (small solid bullet) To establish, call
                                   1-800-544-6666
                                   after both accounts
                                   are opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.

A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the fund's tax implications.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you are
entitled to your share of the
fund's net income and gains
on its investments. The fund
passes its earnings along to its
investors as DISTRIBUTIONS.
The fund earns interest from its
investments. These are passed
along as DIVIDEND DISTRIBUTIONS.
The fund may realize capital
gains if it sells securities for a
higher price than it paid for
them. These are passed along
as CAPITAL GAIN DISTRIBUTIONS.
(checkmark)
TAXES ON DISTRIBUTIONS. Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on
bonds purchased at a discount are    taxed     as dividends.
   Long-term     capital gain distributions are taxed as long-term
capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were
paid on December 31. Fidelity will send you    and the IRS     a
statement showing the tax status of distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns. In addition, Maryland state taxes will be imposed on 50% of any such "tax preference" items (in excess of certain statutory amounts).
To the extent the fund's income dividends and capital gain distributions are derived from tax-free investments issued by Maryland Issuers, they will be free from Maryland state and county taxes (including City of Baltimore local taxes). If any capital gains are earned from the fund's securities issued by U.S. territories or possessions, states other than Maryland, or the District of Columbia, they are subject to Maryland state and county taxes (including City of Baltimore local taxes).
During the fiscal year ended August 31, 1997,    100    % of the
fund's income dividends was free from federal income tax and
   100    % was free from Maryland taxes.    7.6    % of the fund's
income dividends was subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions    -     including exchanges
to other Fidelity funds    -     are subject to capital gains tax. A
capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. F   SC     normally calculates the fund's NAV as of
the close of business of the NYSE, normally 4:00 p.m. Eastern time. THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY.
Fidelity    will not     be    responsible     for    any     losses
resulting from unauthorized transactions if it    follows reasonable
security     procedures designed to verify the identity of the
   investor.     Fidelity will request personalized security codes or
other information, and may also record calls.    For transactions
conducted through the Internet, Fidelity recommends the use of an
Internet browser with 128-bit encryption.     You should verify the
accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your    shares     will be
purchased at the next NAV calculated after your investmen   t     is
received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred. You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form,
minus the    short-term trading fee, if applicable.     Note the
following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
       A SHORT-TERM TRADING FEE    of .50% will be deducted from the
redemption amount if you sell your shares of Spartan Maryland Municipal Income Fund after holding them less than 180 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose fees of up to 1.00% on purchases, administrative fees of up to $7.50,
and    trading     fees of up to 1.50% on exchanges. Check each fund's
prospectus for details.




This prospectus is printed on recycled paper using soy-based inks.
SPARTAN   (registered trademark)     MARYLAND MUNICIPAL INCOME FUND
A FUND OF FIDELITY UNION STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
   D    ECEMBER    20    , 1997
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus dated
   December 20, 1997    . Please retain this document for future
reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Special Considerations Affecting Maryland

Special Considerations Affecting Puerto Rico

Portfolio Transactions

Valuation

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB) and
Fidelity Service Company, Inc. (FSC)
SMD-ptb-1   0    97
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
   (ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (iii    ) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iv    ) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (v    ) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (4)   ,     FMR identifies the issuer of a
security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the    1940 Act    . These
transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions. DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, the fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should the fund invest in federally taxable obligations, it would purchase securities that in FMR's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The fund's standards for high-quality, taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before
   M    aryland legislature that would affect the state tax treatment of the fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the fund's holdings would be affected and the Trustees would reevaluate the fund's investment objective and policies.
FUTURES AND OPTIONS. The following sections pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply
with guidelines established by the    Securities and Exchange
Commission     with respect to coverage of options and futures
strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has    filed
    a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and
options discussed elsewhere in this    SA    I, may be changed as
regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change. One example of indexed securities is inverse floaters.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but it currently intends to participate in this program only as a borrower. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Loans may be called on one day's notice, and the fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS. have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels
- rising when prevailing short-term interest rates fall, and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than bonds with comparable maturities.
LOWER-QUALITY MUNICIPAL SECURITIES. The fund may invest a portion of its assets in lower-quality municipal securities as described in the Prospectus.
While the market for Maryland municipals is considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the fund to value its portfolio securities, and the fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
MUNICIPAL SECTORS:
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
REFUNDING CONTRACTS. The fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage. STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily the fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the fund, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE OR FLOATING RATE OBLIGATIONS, including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the fund to sell them at par value plus accrued interest on short notice. In many instances bonds and participation interests have tender options or demand features that permit the fund to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. The fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt and, accordingly, the fund intends to purchase these instruments based on opinions of bond counsel. A fund may also invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
SPECIAL CONSIDERATIONS AFFECTING MARYLAND
According to 1990 Census reports, Maryland's population in that year was 4,797,893, reflecting an increase of 13.8% from the 1980 Census. Maryland's population is concentrated in urban areas; the eight counties and Baltimore City located in the Baltimore and Washington
Corridor contain 37.4% of the State's land area and    86.9    % of
its population. The estimated 1990 population for the Baltimore
Standard Metropolitan Statistical Area was 2,382   ,172     and for
the Maryland portion of the Washington Standard Metropolitan
Statistical Area,    1,789,029    . Overall Maryland's population per
square mile in 1990 was 487.7. The Maryland Office of Planning reported that the total population of the State of Maryland had risen
to 5,0   71,600     in 199   6    .
Total personal income in Maryland grew at annual rates between 8.1%
and    8.7    % in each of the years 1986 through 19   90    , but
fell to a rate of growth of 3.   0    % in 1991. The rate in 1992,
however, increased by 4.   0    % and increased by an additional
4.   1    % in 1993,    5.2    % in 1994, 4.9% in 1995, and 4.0% in
1996. Similarly, per capita personal income, which had grown at a rate of no lower than 6.2% for the period from 1972 to 1989, grew at a rate of 4.8% in 1990 and 1.7% in 1991. The annual rate in 1992, however, increased by 3.0% and an additional 3.2% in 1993, 4.3% in 1994, 4.0% in 1995, and 3.3% in 1996. Unemployment in Maryland peaked in 1982 at 8.4%, then decreased steadily to a low of 3.7% in 1989. In 1990, unemployment increased to 4.7%, and increased further to 6.0% in 1991 and 6.7% in 1992 before dropping to 6.2% in 1993, to 5.1% in 1994
where it remained in 1995 bef   ore dropping again to 4.9% in
1996    .
   Retail sales in Maryland dropped by 2.2% in 1991, but rebounded and grew by 0.2% in 1992, 6.1% in 1993, 9.6% in 1994, 2.9% in 1995, and
1.5% in 1996 versus nationwide growth of 0.6%, 4.8%, 6.5%, 7.4%, 4.6%, and 4.9% in such years, respectively.
Services (including mining), wholesale and retail trade, government and manufacturing (primarily painting and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government
than in manufacturing (19.   1    % versus    7.9    % in 1996 in
Maryland compared to 16.   3    % versus 15.   5    % in the U.S. as a
whole). Between 197   6     and 1996, total manufacturing wage and
salary employment decreased by 2   5    .2%, while total
non   -    manufacturing wage and salary employment increased 60.5%.
The State's total expenditures for the fiscal years ending June 30, 1994, 1995, and 1996 were $12.4 billion, $13.5 billion, and $14.1
billion respectively. Total expenditures for fiscal year 199   7
were estimated at $15.2 billion as of July 30, 1997. The State's General Fund, representing 55%-60% of each year's total budget, had on
a budgetary basis an unreserved surplus of $6   0     million in
fiscal year 1994, and additional unreserved surpluses of $133 million and 13.1 million in fiscal years 1995 and 1996 respectively. The State Constitution mandates a balanced budget.
On April    8    , 1997, the General Assembly approved the budget for
fiscal year 1998. The Budget includes $3.1 billion in aid to local governments reflecting a $200 million increase in funding over 1996. Based on the 1998 Budget, it is estimated that the General Fund surplus on a budgetary basis at June 30, 1998 will be approximately
$   27.9 million    . In addition, it is estimated that the balance in
the Revenue Stabilization Account of the State Reserve Fund    (which
was established in 1986 to retain State revenues for future needs and
to reduce the need for future tax increase)     at June 30,
199   8     will be $   554     million.
   The Budget incorporates the first year of a five year phase-in of a 10% reduction in personal income taxes estimated to result in a reduction of revenues of $38.5 million in fiscal year 1998 (and estimated to reduce revenues by $450 million when fully phased in). The Budget also includes the first year of additional funding pursuant to legislation enacted incorporating education-related Court-issued consent decrees between the State and Baltimore City. The City is to receive $230 million in additional operating funds over the next 5 fiscal years.
The State of Maryland and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds, supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals and universities, and certificates of participation in tax-exempt municipal leases.
The State of Maryland issues general obligation bonds, which are payable from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements, in which participation interests are often sold publicly as individual securities.
   As of October 1997, the State's general obligation bonds were rated "Aaa" by Moody's Investors Service, (Moody's), "AAA" by Standard & Poor's (S&P), and "AAA" by Fitch Investors Service, L.P. (Fitch).
The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes, and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, as of August 1996, these bonds were rated "Aa" by Moody's, "AA" by S&P, and "AA" by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds were rated "A1"
by Moody's and "A+" by S&P as of    October 1997    .
Other State Agencies which issue municipal obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility lease revenues and certain lottery revenues, the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments for wastewater control projects, the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing, the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects, and the various public institutions of higher education in Maryland (which include the University of Maryland System, Morgan State University, and St. Mary's College of Maryland) which issue their own revenue bonds. None of these bonds constitute debts or pledges of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State.
In addition, the Maryland Health and Higher Educational Facilities Authority and the Maryland Industrial Development Financing Authority issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant state and federal law. These bonds are payable solely from the loan payments made by borrowers, and their credit quality varies with the financial strengths of the respective borrowers.
Maryland has 24 geographical subdivisions, composed of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of codes of their own adoption, while others operate pursuant to State-approved charters and State statutes. Maryland counties and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public safety, public works, health, public welfare, court and correctional services, education and general governmental costs.
The economic factors affecting the State, as discussed above, also have affected the counties and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures and, in some cases, raise taxes.
According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated
"A   a3    " by Moody's and "AA-" by S&P, while Baltimore County, a
separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland all have general obligation bond ratings of "A" or better, except for Allegany
County, the bonds of which are rated "Ba   2    " by Moody's. The
Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's counties, issues general obligation bonds rated "Aa1" by Moody's and
"AA" by S&P as of    October 1997    . Additionally, some of the large
municipal corporations in Maryland (such as the cities of Rockville and Annapolis) have issued general obligation bonds. There can be no assurance that these ratings will continue.
Many of Maryland's counties have established subsidiary agencies with bond issuing powers, such as housing authorities, parking revenue authorities, and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.
SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.
The economy of Puerto Rico is closely    linked to     that of the
United States. In fiscal    1995    , trade with the United States
accounted for approximately    89%     of Puerto Rico's exports and
approximately 65% of its imports. In this regard, in fiscal 1995
Puerto Rico experienced a    $4.6     billion positive adjusted
merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has
increased consistently each fiscal year. In fiscal    1995    ,
aggregate personal income was    $27.0     billion ($26.2 billion in
1992 prices) and personal per capita    income     was $7,296 ($7,074
in    1992 prices). Gross domestic product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion; ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1992 to 1996 (12.7% in 1992 prices). For fiscal 1997, an increase in gross domestic product of 2.7% over fiscal 1996 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors including the condition of the U.S. economy, the exchange value of the U.S. dollar, the price stability of oil imports, any increase or decrease in the number of visitors to the island, the level of exports, the level of federal transfers, and the cost of borrowing.
   Puerto Rico's economy continued to expand throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period.
   Puerto Rico has made marked improvements in fighting unemployment. Unemployment is at a low level compared to that of the late 1970s, but it still remains significantly above the U.S. average and has been increasing in recent years. Despite long-term improvements, the unemployment rate rose from 16.5% to 16.8% from fiscal 1992 to fiscal 1993. However, by the end of fiscal 1994, the unemployment rate dropped to 15.9% and as of the end of fiscal 1996, stands at 13.8%. Despite this downturn, there is a possibility that the unemployment rate will increase.
   Manufacturing is the largest sector in the economy accounting for $17.7 billion or 41.8% of gross domestic product in fiscal 1995. Manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as the pharmaceutical industry, electronics, computers, microprocessors, scientific instruments and high technology machinery. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, hotels and related services and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1995, the service sector generated $15.9 billion in gross domestic product or 37.5% of the total. Employment in this sector grew from 449,000 in fiscal 1992 to 527,000 in fiscal 1996, a cumulative increase of 17.6%, which increase was greater than the 11.8% cumulative growths in employment over the same period, providing 46.7% of total employment. The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1995, the government accounted for $4.5 billion or 10.6% of Puerto Rico's gross domestic product and provided 21.7% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.8 billion of gross domestic product in fiscal
1995.
   The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing government-imposed regulatory restraints.
   The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system.
   The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,345 in fiscal 1996 and to 12,250 by the end of fiscal 1997.
   The New Economic Model also seeks to reduce the size of the government's direct contribution to gross domestic product. As part of this goal, the government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the sale of the assets of the Puerto Rico Maritime Authority; (ii) the execution of a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the execution by the Aqueducts and Sewer Authority of a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; and (iv) the execution by the Electric Power Authority of power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed.
   As part of the government's program to facilitate the provision of private health services, in 1994 a new health insurance program was started in the Fajardo region to provide qualifying Puerto Rico residents with comprehensive health insurance coverage. In conjunction with this program certain public health facilities are being privatized. The administration's goal is to provide universal health insurance for such qualifying residents. The total cost of this program will depend on the number of municipalities included and the total number of participants. As of June 30, 1996, over 760,000 persons were participating in the program at an annual cost to the Commonwealth of approximately $296 million.
   One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, most notably section 936 of the Internal Revenue Code of 1986, as amended ("Section 936") and the Commonwealth's Industrial Incentives Program. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20, or 25 year period depending on location.
   For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation" or "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing
Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.
   SECTION 30A. The 1996 Amendments added a new Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
   A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a
Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
   The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
   A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
   In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14,
1995.
   Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
   SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year, (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
   Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the Section 936 rules.
   As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
   In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
   OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments to Section 936. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position. Additionally, the Governor intends to propose a new federal incentive program similar to what is now provided under Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid, other wage related expenses such as fringe benefits, depreciation expenses for certain tangible assets, and research and development expenses, and would restore the credit granted to passive income under Section 936 prior to its repeal by the 1996 Amendments. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed
on behalf of the    fund     by FMR pursuant to authority contained in
the fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
   National Financial Services Corporation (NFSC), an indirect
subsidiary     of FMR Corp., if the commissions are fair, reasonable,
and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board
of Trustees has authorized    NFSC     to execute portfolio
transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   F    or the fiscal periods ended August 31, 1997 and 1996, the
fund's portfolio turnover rates were    41    % and 74%,
respectively.
   For the fiscal years ended August 31, 1997, 1996, and 1995, the fund paid no brokerage commissions.
   During the fiscal year ended August 31, 1997, the fund paid no fees
to brokerage firms that provided research servi    ces.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
   Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
   Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the fund's 0.50%
   s    hort term trading fee, which applies to shares held less than
180 days. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing the fund's yield by the result of one minus a stated federal or combined federal and state income tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation. The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for
199   8    . The second table shows the approximate yield a taxable
security must provide at various income brackets to produce
after-   t    ax yields equivalent to those of hypothetical tax-exempt
obligations yielding from    2    % to 7%. Of course, no assurance can
be given that the fund will achieve any specific tax-exempt yield. While the fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the fund may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
   Use the first t    able to find your approximate effective tax
bracket taking into account federal and state taxes for 1997.
   1    99   8     TAX RATES



                                                                                                        **1997 Combined
                                                                                                        Maryland State &
   *Taxable Income                           Federal         ***Maryland   ***Highest   ***Combined      Highest County,
                                             Marginal        Marginal      County       Maryland &       and Federal
   Single Return         Joint Return        Rate            Rate             Rate      County Rate      Tax Bracket

   $ 3,001 -  25,350  $ 3,001 - 42,350     15.00%             5%               3.00%         8.00%           21.80%

    25,351 -  61,400  42,351 - 102,300     28.00%             5%               3.00%         8.00%           33.76%

    61,401 - 128,100  102,301 - 155,950    31.00%             5%               3.00%         8.00%           36.52%

    128,101 - 278,450 155,951 - 278,450    36.00%             5%               3.00%         8.00%           41.12%

   Over  278,450         Over  278,450     39.60%             5%               3.00%         8.00%           44.43%


   * This table has been prepared using projected federal tax brackets for 1998. Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
   ** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
   *** The Maryland state and county rates are accurate through December 1997.
Combined Maryland and federal effective tax brackets take into account the highest combined Maryland state and county income tax rate of 8.00%.
For Allegany, Price George's Montgomery, St. Mary's, Somerset, Caroline, and Wicomico counties, the county income tax rate is equal to 60% of Maryland state taxes. For Carroll County, the county income tax rate is 58% of the state tax. For Baltimore and Queen Anne's counties, the county income tax rate is 55% of the state tax. For Talbot County, the county income tax is 40% of the state tax. For Worcester county, the county income tax rate is 30% of the state tax. The county income tax rate for the remaining counties of the State of Maryland, as well as the city of Baltimore, is 50% of the state tax. Figures are tax-effected to reflect the federal tax benefit for persons who itemize deductions.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.



   If your combined federal and state effective tax rate in 1997 is:

   To match these             21.80%            33.76%           36.52%           41.12%           44.43%
   tax-free yields:

                             Your taxable investment would have to earn the following yield:

    2.0%                      2.56%           3.02%            3.15%            3.40%            3.60%

    3.0%                      3.84%           4.53%            4.73%            5.10%            5.40%

    4.0%                      5.12%           6.04%            6.30%            6.79%            7.20%

    5.0%                      6.39%           7.55%            7.88%            8.49%            9.00%

    6.0%                      7.67%           9.06%            9.45%            10.19%           10.80%

    7.0%                      8.95%           10.57%           11.03%           11.89%           12.60%


The fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of the fund's
0.50%    short-term trading fee     on shares held less than 180 days.
Excluding the fund's redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the fund's yields, tax-equivalent yields, and total returns for periods ended August 31, 1997. Total return figures do not include the effect of the fund's
0.50%    short-term trading     fee, applicable to shares held less
than 180 days.
The tax-equivalent yield is based on a combined effective federal and
state income tax rate of    39.20    % and reflects that, as of August
31, 19   9    7, none of the fund's income was subject to state taxes.
Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.

Average Annual Total Returns               Cumulative Total Returns

Thirty- Day     Tax-            One      Life of   One      Life of
Yield           Equivalent      Year     Fund*     Year     Fund*
                Yield



    4.29    %       7.06    %    8.17%    5.77%     8.17%    27.74%

   *     From April 22, 1993 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   During the     period from April 22, 1993 (commencement of
operations) to August 31, 1997, a hypothetical $10,000 investment
   in Spartan Mar    yland Municipal Income would have grown to
$12,7   7    4, assuming all distributions were reinvested. This was a
period of fluctuating interest rates and bond prices and the figures below should not be considered representative of he dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below. The figures in the table do not
include the effect of the fund's .50%    short-term trading     fee
applicable to shares held less than 180 days.
SPARTAN MARYLAND MUNICIPAL INCOME                           INDICES


Period Ended    Value of     Value of        Value of        Total      S&P 500    DJIA       Cost of
August 31       Initial      Reinvested      Reinvested      Value                            Living**
                $10,000      Dividend        Capital Gain
                Investment   Distributions   Distributions







   1997         $ 10,170     $ 2,580         $ 24            $ 12,774   $ 22,602   $ 24,595      $ 11,167

1996            $ 9,850      $ 1,939         $ 20            $ 11,809   $ 16,069   $ 17,778   $ 10,924

1995            $ 9,840      $ 1,374         $ 20            $ 11,234   $ 13,535   $ 14,278   $ 10,618

1994            $ 9,640      $ 736           $ 19            $ 10,395   $ 11,145   $ 11,812   $ 10,347

1993*           $ 10,350     $ 199           $ 0             $ 10,549   $ 10,567   $ 10,725   $ 10,056


   * From April 22, 1993 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund
on    April 22, 1993, the n    et amount invested in fund shares was
$10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $12,526    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $2,231 for dividends and $23 fo    r capital
gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal
bonds with maturities of at least one year.    In addition, the fund
may also be compared to the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index which includes Maryland investment-grade municipal bonds in the Lehman Brothers Municipal Bond Index with
maturities of four years or greater.     Issues included in the index
have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of August 31, 1997, FMR advised over $   29     billion in tax-free
fund assets, $   97     billion in money market fund assets,
$   368     billion in equity fund assets, $   74     billion in
international fund assets, and $   27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for
1997 and 1998: New Year's Day,    Martin Luther King's Birthday (in
1998), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940 Act), the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that the fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
The fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of the fund's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of the fund's policy of investing so that at least 80% of its income is free from federal income tax.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.
MARYLAND TAX MATTERS. To the extent that dividends paid by the fund qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the fund on obligations (a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the fund.
In addition, gains realized by the fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or by the United States or an authority, commission or instrumentality of the United States, will not be subject to Maryland state and local income taxes. To the extent that distributions of the fund are attributable to sources other than those described in the preceding sentences, such as interest received by the fund on obligations issued by states other than Maryland or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Maryland, and income earned on repurchase agreements, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds which the fund might hold will constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of fund shares will be subject to Maryland state and local income taxes.
Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the fund to purchase or carry shares of the fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of August 31, 199   7    , the fund had a capital loss carryforward
aggregating approximately $   1,396,000    . This loss carryforward,
of which $   35,000    , and $   1,361,000     will expire on August
31,    2003    , and    2004     , respectively, is available to
offset future capital gains.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   , and     intends to comply
with other tax rules applicable to regulated investment
companies   .
The fund is treated as a separate entity from the other funds of Fidelity Union Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d    (67)    , Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56),    Member of the Advisory Boar    d (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President    of Fidelity Personal Investments and Brokerage
Group (1997).     Previously, Mr. Burkhead served as President of
Fidelity    Management & Research Company.
RALPH F. COX    (65)    , Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company
(exploration and production). He is a Director of    USA Waste
Services,     Inc. (non-hazardous waste, 1993), CH2M Hill Companies
(engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (65    ), Trustee (1992). Prior to her
retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES    (69)    , Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and
   manufacturing    , 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of
First Union Real Estate Investments. In    addition    , he serves as
a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (64)    , Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH    (54)    , Trustee, is Vice Chairman and Director of
FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31,
1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   WILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (68)    , Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and
   Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (   64)    , Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993),    Imation Corp. (imaging and information storage, 1997),
and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
(1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS    (68)    , Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
   DWIGHT D. CHURCHILL (43), is Vice President of Bond Funds, group leader of the Bond Group, and is Senior Vice President of FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments. Prior to joining Fidelity, he spent three years as president and CEO of CSI Asset Management, Inc. in Chicago, an investment management subsidiary of The Prudential.
   FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995) and Senior Vice President of FMR (1995). Before assuming current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   DAVID L. MURPHY (49), Vice President, and manager of Spartan Maryland Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Mr. Murphy joined Fidelity as a portfolio manager in 1989.
ARTHUR S. LORING    (49)    , Secretary, is Senior Vice President
(1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
   RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc.
JOHN H. COSTELLO    (51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH    (51),     Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended August 31, 1997, or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

Trustees                        Aggregate            Total
and                             Compensation         Compensation
Members of the Advisory Board   from                 from the
                                   the fundB    ,C   Fund Complex*A

J. Gary Burkhead**              $    0               $ 0

Ralph F. Cox                    $    19                 $     137,700

Phyllis Burke Davis             $    18                 $     134,700

Richard J. Flynn***             $    6                  $     168,000

Robert M. Gates****             $    10                 $     0

Edward C. Johnson 3d**          $    0                  $     0

E. Bradley Jones                $    18                 $     134,700

Donald J. Kirk                  $    18                 $     136,200

Peter S. Lynch**                $    0                  $     0

William O. McCoy*****           $    18                 $     85,333

Gerald C. McDonough             $    21                 $     136,200

Edward H. Malone***             $    6                  $     136,200

Marvin L. Mann                  $    19                 $     134,700

Robert C. Pozen**               $    0                  $     0

Thomas R. Williams              $    19                 $     136,200

* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
   *** Richard J. Flynn & Edward Malone served on the Board of Trustees through December 31, 1996.
****    Mr. Gates was appointed to t    he Board of Trustees of Union
Street Trust effective March 1, 1997.
***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees effective January 1, 1997.
A        Compensation figures include cash, a pro rata portion of
benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   1    , Phyllis Burke Davis, $   1    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   1    , Donald J.
Kirk, $   1    , William O. McCoy, $   0    , Gerald C. McDonough,
$   1    , Edward H. Malone, $   1    , Marvin L. Mann, $   1    , and
Thomas R. Williams, $   1    .
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who
retired before    December 30, 1996     may receive payments from a
Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   As of October 31, 1997, the Tr    ustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate, less    than
1% of t    he fund's total outstanding shares.
   As of October 31, 1    997, the following owned of record 5% or
more of the fund's outstanding shares: National Financial Ser   vices
Corporation, Boston, M    A (2   3    .   13    %).
MANAGEMENT CONTRACT
   FMR is the fund's manager pursuant to a management contract dated March 18, 1993, which was approved by FMR, as the then sole shareholder, on March 18, 1993.
MANAGEMENT SERVICES. The fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the
registration of the fund's shares under    federal securities laws and
making necessary filings under state securities     laws; developing
management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, and pricing and bookkeeping services.
FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract,
the fund pays FMR a monthly management fee at t   he annual rate of
 .55%     of its average net assets throughout the month. The
management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the fiscal years ended August 31, 19   97,     1996, and 1995, the
fund paid FMR management fees of $   243,371    , $251,668, and
$220,9   02,     respectively, after reduction of fees and expenses
paid by the fund to the non-interested Trustees.     In addition, for
the fiscal years ended August 31, 1997, 1996, and 1995, credits reducing management fees amounted to $6,064, $3,018, and $0, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
   During the past three fiscal periods, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.



                    Periods of                    Aggregate Fiscal Years   Management           Amount of
                    Expense Limitation            Operating Ended          Fee                  Management
                    From               To          Expense  August 31      Before               Fee
                                       Limitation                          Reimbursement        Reimbursement

Spartan Maryland       September 1,    August 31,    .00%   1997            $ 243,371    *           $    0
Municipal Income       1996              1997

                       April 1, 1996  August 31,     .00%   1996            $ 251,668    *           $    68,241
                                         1996

                       February 1,    March 31,      .40%


   1996              1996

                       September 1,   January 31,    .25%
                       1995              1996

                       May 1,         August 31,     .25%   1995            $

        220,902*       $ 159,214
                       1995              1995

                       September 1,   April 30,      .10%
                       1994             1995


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue,
as well as its past profits or its other resources, to pay    FDC for
expenses incurred in connection with the distribution of fund
shares.     In addition, the Plan provides that FMR,    directly or
through FDC    ,    may make payments to third parties, such as banks
or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has not authorized such payments for Spartan Maryland Municipal Income shares.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
T   he Plan was approved by FMR as the then sole shareholder of the
fund     on March 18, 199   3    .
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and
banks and    other     financial institutions may be required to
register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with UMB. Under the terms of the agreement, UMB provides transfer agency, dividend disbursing, and shareholder services for the fund. UMB in turn has entered into a sub-transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services for the fund and receives all related transfer agency fees paid to UMB.
   For providing transfer agency services, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
   FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund.
   FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   The fund has also entered into a service agent agreement with UMB. Under the terms of the agreement, UMB provides pricing and bookkeeping services for the fund. UMB in turn has entered into a sub-service agent agreement with FSC. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
   FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Maryland Municipal Income Fund is a fund
of Fidelity Union Street Trust, an open-end manage   ment investment
company organized as a Massachusetts business trust on March 1, 1974. On April 30, 1990, the Board of Trustees voted to change the name of the trust from Fidelity Daily Income Trust to Fidelity Union Street Trust. Currently, there are six funds of the trust: Spartan Short-Intermediate Municipal Income Fund, Spartan Intermediate Municipal Income Fund, Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Fidelity Export and Multinational Fund, and
Spartan A    rizona Municipal Income Fund. The Declaration of Trust
permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended August 31,    1997    , and report of the auditor,
are included in the fund's Annual Report, which is a separate report
supplied with this    SAI.     The fund's financial statements,
including the financial highlights, and report of the auditor are
incorporated herein by reference.    For a free additional copy of the
fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109, or your investment professional.
APPENDIX
       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
   The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
       DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
   Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
       AAA    - Bonds that are rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
       AA    - Bonds that are rated Aa are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
       A    - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
       BAA    - Bonds that are rated Baa are considered as
medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
       BA    - Bonds that are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
       B    - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
       CAA    - Bonds that are rated Caa are of poor standing. Such
issues may be in default or there may be present elements of danger with respect to principal or interest.
       CA    - Bonds that are rated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked short-comings.
       C    - Bonds that are rated C are the lowest-rated class of
bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
       DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL
DEBT
   Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
       AAA    - Debt rated AAA has the highest rating assigned by
Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
       AA    - Debt rated AA has a very strong capacity to pay
interest and repay principal and differs from the highest rated issues only in small degree.
       A    - Debt rated A has a strong capacity to pay interest and
repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
       BBB    - Debt rated BBB is regarded as having an adequate
capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
       BB    - Debt rated BB has less near-term vulnerability to
default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
       B    - Debt rated B has a greater vulnerability to default but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
rating.
       CCC    - Debt rated CCC has a currently identifiable
vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
       CC    - Debt rated CC is typically applied to debt subordinated
to senior debt which is assigned an actual or implied CCC debt rating.
       C    - The rating C is typically applied to debt subordinated
to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
       CI    - The rating CI is reserved for income bonds on which no
interest is being paid.
       D    - Debt rated D is in payment default. The D rating
category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
PART C - OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
(a)(1) Financial Statements and Financial Highlights, included in the Annual Report for Spartan Maryland Municipal Income Fund for the fiscal year ended August 31, 1997 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on October 20, 1997 for Fidelity Union Street Trust (No. 811-2460) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b) Exhibits:
 1. Amended and Restated Declaration of Trust, dated September 14, 1995, is incorporated herein by reference to Exhibit (1) to Post-Effective Amendment No. 92.
 2. (a) Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 87.
 3. Not applicable.
 4. Not applicable.
 5. (a) Management Contract, dated December 13, 1990, between Spartan Ginnie Mae Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 89.
  (b) Management Contract, dated March 18, 1993, between Spartan Maryland Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 89.
  (c) Management Contract, dated March 18, 1993, between Spartan Intermediate Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 84.
  (d) Management Contract, dated October 18, 1993, between Spartan Short-Intermediate Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 89.
  (e) Management Contract, dated July 14, 1994, between Fidelity Export Fund (currently known as Fidelity Export and Multinational
Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 89.
  (f) Sub-Advisory Agreement, dated July 14, 1994, between Fidelity Management & Research Company, Fidelity Management & Research Company (U.K.) Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational
Fund) is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 89.
  (g) Sub-Advisory Agreement, dated July 14, 1994, between Fidelity Management & Research Company, Fidelity Management & Research Company (Far East) Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational
Fund) is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 89.
  (j) Management Contract, dated September 16, 1994, between Spartan Arizona Municipal Income Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 89.
  (k) Management Contract, dated April 19, 1990, between Spartan Municipal Income Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 89.
 6. (a) General Distribution Agreement, dated December 13, 1990, between Fidelity Union Street Trust, on behalf of Spartan Ginnie Mae Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 84.
  (b) Amendment, dated May 10, 1994, to the General Distribution Agreement, dated December 13, 1990, between Spartan Ginnie Mae Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 89.
  (c) General Distribution Agreement, dated March 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Maryland Municipal Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 89.
  (d) General Distribution Agreement, dated March 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Intermediate Municipal Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(f) to Post-Effective Amendment No. 84.
  (e) Amendment, dated May 10, 1994, to the General Distribution Agreement, dated March 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Intermediate Municipal Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(h) to Post-Effective Amendment No. 89.
  (f) General Distribution Agreement, dated July 14, 1994, between Fidelity Union Street Trust, on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund), and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(i) to Post-Effective Amendment No. 92.
  (g) Amendments to the General Distribution Agreement between Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund), and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).
  (h) General Distribution Agreement, dated September 16, 1994, between Fidelity Union Street Trust, on behalf of Spartan Arizona Municipal Income Portfolio, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(j) to Post-Effective Amendment No. 91.
  (i) General Distribution Agreement, dated October 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Short-Intermediate Municipal Fund, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(k) to Post-Effective Amendment No. 92.
  (j) General Distribution Agreement, dated April 19, 1990, between Fidelity Union Street Trust, on behalf of Spartan Municipal Income Portfolio, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 89.
  (k) Amendments to the General Distribution Agreement between Fidelity Union Street Trust, on behalf of Spartan Arizona Municipal Income Fund, Spartan Ginnie Mae Fund, Spartan Intermediate Municipal Income Fund, Spartan Maryland Municipal Income Fund, Spartan Municipal Income Fund and Spartan Short-Intermediate Municipal Income Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
  (l) Form of Bank Agency Agreement (as revised January, 1997) is incorporated herein by reference to Exhibit 6(n) to Post-Effective Amendment No. 97.
  (m) Form of Selling Dealer Agreement for Bank-Related Transactions (as revised January, 1997) is incorporated herein by reference to
Exhibit 6(o) to Post-Effective Amendment No. 97.
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 . (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 8. (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust on behalf of Spartan Ginnie Mae Fund is incorporated herein by reference to
Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
  (b) Appendix A, dated April 17, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust on behalf of Spartan Ginnie Mae Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 8 (File No. 33-52577).
  (c) Appendix B, dated June 19, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust on behalf of Spartan Ginnie Mae Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Income Fund's Post-Effective Amendment No. 42 (File No. 2-92661).
  (d) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Fidelity Union Street Trust on behalf of Spartan Short-Intermediate Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Municipal Income Portfolio, Spartan Maryland Municipal Income Fund, and Spartan Arizona Municipal Income Portfolio is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
  (e) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and Fidelity Union Street Trust on behalf of Spartan Short-Intermediate Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Municipal Income Portfolio, Spartan Maryland Municipal Income Fund, and Spartan Arizona Municipal Income Portfolio is incorporated herein by reference to
Exhibit 8(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
  (f) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
  (g) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 57 (File No. 2-73133).
  (h) Appendix B, dated June 19, 1997, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) is incorporated herein by reference to Exhibit 8(c) of Fidelity Securities Fund's Post-Effective Amendment No. 36 (File No. 2-93601).
  (i) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) and Spartan Ginnie Mae Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) and Spartan Ginnie Mae Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (k) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) and Spartan Ginnie Mae Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (l) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) and Spartan Ginnie Mae Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (m) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) and Spartan Ginnie Mae Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (n) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Union Street Trust on behalf of Fidelity Export Fund (currently known as Fidelity Export and Multinational Fund) and Spartan Ginnie Mae Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  9. Not applicable.
 10. Not applicable.
 11. Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit
11.
 12. Not applicable.
 13. Not applicable.
 14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post Effective Amendment No. 19.
 15. (a) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Ginnie Mae Fund is incorporated herein by reference to Exhibit 15(a) to Post Effective Amendment No.99.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Maryland Municipal Income Fund is is incorporated herein by reference to Exhibit 15(b) to Post Effective Amendment No.99.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit 15(e) to Post Effective Amendment No. 96.
  (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Arizona Municipal Income Portfolio is is incorporated herein by reference to Exhibit 15(d) to Post Effective Amendment No.99.
  (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit 15(g) to Post Effective Amendment No. 96.
 16. (a) A schedule for the computation of 30-day yields and total
returns on behalf of the registrant is incorpo-   rated herein by
reference to Exhibit 16(a) to Post-Effective Amendment No. 92.
      (b) A schedule for the computation of moving averages on behalf
of the registrant is incorporated herein by    reference to Exhibit
16(b) to Post-Effective Amendment No. 92.
 17. Financial Data Schedules are filed herein as Exhibit 27.
 18. Not applicable.
Item 25. Persons Controlled by or Under Common Control with Registrant The Board of Trustees of Fidelity Union Street Trust is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities:  October 31, 1997
Title of Class: Shares of Beneficial Interest
      Name of Series   Number of Record Holders

      Fidelity Export and Multinational Fund             49,926

      Spartan Arizona Municipal Income Fund                  292
      Spartan Ginnie Mae Fund                            15,444
      Spartan Intermediate Municipal Income Fund         3,163
      Spartan Maryland Municipal Income Fund             966
      Spartan Short-Intermediate Municipal Income Fund   13,110




Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Chairman of the Board and Representative Director of
                            Fidelity Investments Japan Limited; President and
                            Trustee of funds advised by FMR.



Robert C. Pozen             President and Director of FMR; President and Director
                            of FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far
                            East) Inc.; General Counsel, Managing Director, and
                            Senior Vice President of FMR Corp.





Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of FMR
                            Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Vice President of High Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FMR Texas Inc.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Senior Vice President and Director of Operations and
                            Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Scott Stewart               Vice President of FMR.



Cythia Straus               Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company.  The
directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; President and Director
                       of FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far
                       East) Inc.; General Counsel, Managing Director, and
                       Senior Vice President of FMR Corp.



Mark G. Lohr           Treasurer of FMR U.K., FMR, FMR (Far East) Inc., and
                       FMR Texas Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Treasurer of FMR
                       Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.



(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company.
The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., FMR Texas Inc., and
                       FMR (U.K.) Inc.; Chairman of the Executive
                       Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity
                       Investments Japan Limited; President and
                       Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; President and
                       Director of FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.; General Counsel,
                       Managing Director, and Senior Vice President of
                       FMR Corp.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Mark G. Lohr           Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and FMR Texas Inc.; Vice President of
                       FMR.



Stephen G. Manning     Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and FMR Texas Inc.; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary of FMR Texas Inc.



Robert Auld            Vice President of FMR Far East.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None
Martha B. Willis       President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian, The Bank of New York, 110 Washington Street, New York, N.Y., The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, N.Y., and UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
(1) The Registrant undertakes for Spartan Maryland Municipal Income Fund, Spartan Intermediate Municipal Income Fund, Fidelity Export and Multinational Fund, and Spartan Arizona Municipal Income Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and
(2) to assist in communications with other shareholders pursuant to
Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
(2) The Registrant on behalf of Spartan Short-Intermediate Municipal Income Fund, Spartan Intermediate Municipal Income Fund, Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Fidelity Export and Multinational Fund, and Spartan Arizona Municipal Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 100 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 16th day of December 1997.
      Fidelity Union Street Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           December 16, 1997

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       December 16, 1997

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         December 16, 1997

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         December 16, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         December 16, 1997

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         December 16, 1997

Robert M. Gates



/s/E. Bradley Jones           *     Trustee                         December 16, 1997

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         December 16, 1997

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         December 16, 1997

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         December 16, 1997

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         December 16, 1997

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         December 16, 1997

Gerald C. McDonough



/s/Thomas R. Williams       *       Trustee                         December 16, 1997

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates